Exhibit 99.1

Financial Statements

For the Years Ended December 31, 2020 and 2019

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INDEPENDENT AUDITORS’ REPORT

To the Member
Lighthouse Imaging LLC

Windham, Maine

We have audited the accompanying financial statements of Lighthouse Imaging LLC, which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, member’s deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lighthouse Imaging LLC as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Stowe & Degon, LLC

Westborough, Massachusetts

September 30, 2021

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Lighthouse Imaging LLC

Balance Sheets

December 31, 2020 and 2019

	2020	2019

ASSETS
Current Assets:
Cash	$151,831	$161,720
Accounts receivable (net of allowance for doubtful accounts of $12,758 at December 31, 2020 and $0 at December 31, 2019)	365,001	439,106
Inventories	414,563	398,060
Prepaid Expense	67,584	28,109
Total current assets	998,979	1,026,995

Property and Equipment:
Machinery and equipment	193,814	170,997
Leasehold improvements	109,798	109,798
Furniture and fixtures	97,054	97,054
	400,666	377,849
Less: Accumulated depreciation and amortization	(345,434)	(320,820)
Net property and equipment	55,232	57,029

Other Assets:
Goodwill, net	217,738	327,238
Other Intangibles, net	20,883	24,111
Deposit	14,464	14,464
Note receivable – related party	61,780	61,780
Total other assets	314,865	427,593

TOTAL ASSETS	$1,369,076	$1,511,617

LIABILITIES AND MEMBER’S DEFICIT
Current Liabilities:
Bank line of credit	$–	$205,613
Current portion of long-term debt	–	–
Related party line of credit	1,227,210	1,578,985
Accounts payable and accrued expense	259,239	339,543
Customer deposits	630,759	247,380
Accrued employee compensation	126,534	25,222
Total current liabilities	2,243,742	2,396,743

Notes payable – related party	400,000	400,000

Member’s deficit	(1,274,666)	(1,285,126)

TOTAL LIABILITIES AND MEMBER’S DEFICIT	$1,369,076	$1,511,617

The accompanying notes are an integral part of these financial statements.

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Lighthouse Imaging LLC

Statements of Operations

For the Years Ended December 31, 2020 and 2019

	2020	2019

Revenues	$3,709,137	$3,193,196
Cost of goods sold	2,613,345	2,537,160

Gross profit	1,095,792	656,036

Selling, general and administrative expenses	1,303,109	1,349,081

Net loss from operations	(207,317)	(693,045)

Other income (expense)
Interest expense	(85,994)	(84,366)
Paycheck protection program loan forgiveness	320,480	–
Other	(16,709)	12,887
	217,777	(71,479)

NET INCOME (LOSS)	$10,460	$(764,524)

The accompanying notes are an integral part of these financial statements.

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Lighthouse Imaging LLC

Statement of Changes in Members’ Deficit

For the Years Ended December 31, 2020 and 2019

Members’
Deficit

Balance, January 1, 2019	$(472,522)

Net loss	(764,524)

Distribution to member	(48,080)

Balance, December 31, 2019	$(1,285,126)

Net income	10,460

Balance, December 31, 2020	$(1,274,666)

The accompanying notes are an integral part of these financial statements.

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Lighthouse Imaging LLC

Statements of Cash Flows

For the Years Ended December 31, 2020 and 2019

	2020	2019

Cash Flows from Operating Activities:
Net income (loss)	$10,460	$(764,524)
Adjustments to reconcile net income to net cash provided by (used in) operating activities-
Depreciation and amortization	137,342	134,144
Paycheck Protection Program loan forgiveness	(320,480)	–
Changes in operating assets and liabilities-
Accounts receivable	74,105	(27,167)
Inventories	(16,503)	21,559
Prepaid expenses and other assets	(39,475)	120,480
Accounts payable and accrued expense	(80,304)	101,883
Customer deposits	383,379	(27,588)
Accrued employee compensation	101,312	(96,591)
Net cash provided by (used in) operating activities	249,836	(537,804)

Cash Flows from Investing Activities:

Purchases of property and equipment	(22,817)	(15,681)

Cash Flows from Financing Activities:
Repayment of bank line of credit, net	(205,613)	(19,964)
Repayment of capital lease	–	(10,058)
Paycheck Protection Program loan proceeds	320,480	–
Net repayment (advances from) notes payable – related party	(351,775)	719,778
Distribution to member	–	(48,080)
Net cash (used for) provided by financing activities	(236,908)	641,676

Net (decrease) increase in cash and cash equivalents	(9,889)	88,191
Cash and cash equivalents, beginning of year	161,720	73,529

Cash, end of year	$151,831	$161,720

Supplemental disclosure of cash flow information:
Interest paid during the year	$85,994	$84,366

The accompanying notes are an integral part of these financial statements.

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Lighthouse Imaging LLC

Notes to Financial Statements

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Nature of Business

Lighthouse Imaging LLC. (the "Company") provides optical engineering and design, assembly and manufacturing services for the medical device industry.

(b)	Revenues

The Company recognizes revenues upon shipment and transfer of control to the customer or when services have been rendered, the price to the buyer is fixed and determinable, and collectability is reasonably assured. The Company's shipping terms are typically FOB shipping point.

The sales price of products and services sold is fixed and determinable after receipt and acceptance of a customer’s purchase order or properly executed sales contract, typically before any work is performed. Management reviews each customer purchase order or sales contract to determine that the work to be performed is specified and there are no unusual terms and conditions that would raise questions as to whether the sales price is fixed or determinable. The Company assesses credit worthiness of customers based upon prior history with the customer and assessment of financial condition. Accounts receivable are stated at the amount management expects to collect from outstanding balances. An allowance for doubtful accounts is provided for that portion of accounts receivable considered to be uncollectible, based upon historical experience and management’s evaluation of outstanding accounts receivable at the end of the year. Bad debts are written off against the allowance when identified.

Contract liabilities, which were recorded as customer advances in the Company’s Consolidated Balance Sheets, and unearned revenue are comprised of the following:

	Fiscal Year Ended December,
	2021	2020
Contract liabilities, beginning of period	$247,380	$230,854
Unearned revenue received from customers	1,278,946	476,990
Revenue recognized	(895,567)	(460,464)
Contract liabilities, end of period	$630,759	$247,380

(c)	Cash

Cash consists primarily of amounts in bank checking accounts.

(d)	Inventories

Inventories are stated at the lower of cost (using the first-in, first-out method) and net realizable value. Work in progress and finished goods inventory primarily include material, labor and overhead.

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Components of inventory at December 31, 2020 and 2019 are as follows:

	2020	2019
Raw Materials	$332,217	$280,128
Work-in-progress	15,248	59,446
Finished goods	67,098	58,486
	$414,563	$398,060

(e)	Property and Equipment

Property and equipment are recorded at cost. Maintenance and repair items that do not improve or extend the lives of the respective assets are expensed as incurred. The Company provides for depreciation and amortization by charges to operations, using straight-line method over the appropriate useful life of the asset.

(f)	Significant Customers and Concentration of Credit Risk

Financial instruments that subject the Company to credit risk consist primarily of cash and trade accounts receivable. The Company has not experienced any losses on its cash balances to date. At December 31, 2020, the Company had five customer with accounts receivable balances of 32%, 13%, 12%, 11% and 11% of total accounts receivable.

The allowance for doubtful accounts receivable was $12,758 and $0 at December 31, 2020 and 2019, respectively, and the Company did not experience any material losses related to accounts receivable from individual customers during the years then ended. The Company generally does not require collateral or other security as a condition of sale; rather it relies on credit approval, balance limitation and monitoring procedures to control credit risk of trade account financial instruments, and occasionally requests certain orders be partially paid in advance by new customers and requests deposits for development projects. Management believes the allowance for doubtful accounts, which is established based upon review of specific account balances and historical experience, is adequate as of December 31, 2020 and 2019.

(g)	Fair Value of Financial Instruments

Financial instruments consist principally of cash, accounts receivable and accounts payable. The estimated fair value of these financial instruments approximated their carrying value due to their short-term nature.

(h)	Intangible Assets and Goodwill

Intangible assets and goodwill consist of the following at December 31, 2020:

Goodwill	$1,095,000
Patents	48,422
1,143,422
Less accumulated amortization	(904,801)

$238,621

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Goodwill relates to the acquisition of Lighthouse Imaging in 2010. Goodwill is being amortized over 10 years using the private company alternative. The patent represents legal fees incurred related to several patent modifications and add-ons and are being amortized over the estimated useful life of the patents. Total amortization expense totaled $112,728 and $112,729 in 2020 and 2019, respectively.

Amortization expense over the next five years and thereafter is as follows for the years ending December 31:

2021	$112,728
2022	111,465
2023	3,228
2024	3,228
2025	3,228
Thereafter	4,744

$238,621

(i)	Warranty Costs

The Company does not incur future performance obligations as part of sales arrangements with customers in the normal course of business. The Company does warrant its products for one year after sale. Warranty returns for damaged product are recognized in cost of goods sold in the accompanying financial statements in the year the products are returned to the Company for repair or replacement. There were no warranty repair costs during the years ended December 31, 2020 and 2019.

(j)	Income Taxes

The Company, as a limited liability company, has elected to be taxed as a partnership; therefore, income and losses are passed through to the member for tax purposes. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

(k)	Research and Development

The Company does not invest in research and development activities, except in connection with a purchase order arrangement with a customer for a specific service order. Such costs are included in the cost of products sold to the customer.

(l)	Use of Estimates

The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(m)	Risks and Uncertainties

The continued outbreak of COVID-19 has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally, resulting in an economic slowdown. The duration and impact of the COVID-19 outbreak is unknown at this time, nor is the efficacy of the government and central bank monetary and fiscal interventions designed to stabilize economic conditions. As a result, it is not possible to reliably estimate the length and severity of these developments nor the impact on the financial position and financial results of the Company in future periods.

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(2)	COMMITMENTS

The Company conducts its business in a single facility in Windham, Maine pursuant to an operating lease which expires on July 31, 2025. The lease calls for monthly lease payments in the amount of $11,672. Rent expense on operating leases was $138,508 and $137,728 for the years ended December 31, 2020 and 2019 respectively.

At December 31, 2020, future minimum lease payments under the operating lease agreement through July 31, 2025 total approximately $641,960.

Minimum annual lease commitments for the next five years are as follows

2021	$140,064
2022	140,064
2023	140,064
2024	140,064
2025	81,704

$641,960

(3)	FINANCING ACTIVIES

(a)	Bank Line of Credit

The Company has a $300,000 Line of Credit with a bank. The Line of Credit is secured by all business assets and is guaranteed a member. Borrowings bear interest at prime plus 1%. At December 31, 2020 there was no outstanding balance on the line and at December 31, 2019 $205,613 was outstanding on the line.

(b)	Related party line of credit

The Company has a $2,750,000 line of credit agreement with the member. Outstanding borrowing bears interest at 5% per annum. The outstanding borrowings are payable on demand and the agreement expires, unless renewed, on January 2, 2021 at which time outstanding principle and unpaid interest were due in full. Demand for payment has not been made as of September 30, 2021.

(c)	Long Term Debt

Long term debt consists of the following at December 31, 2020 and 2019:

	2020	2019
Note payable to the member bearing an interest rate of 4%. There are no payments due until the note matures on December 31, 2024 at which time all unpaid principle and interest become due.	$400,000	$400,000

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(4)	EMPLOYEE BENEFIT PLAN

The Company offers a 401k plan to its employees. All employees are eligible to participate in the plan as long as they are at least 21 years of age. The plan provides for matching contributions. The matching contribution charged to operations for the years ending December 31, 2020 and 2019 amounted to $30,596 and $29,896 respectively.

(5)	PAYCHECK PROTECTION PROGRAM

On April 16, 2020, the Company entered into a promissory note for an unsecured loan in the amount of $320,480 through the Paycheck Protection Program (PPP) established by the Coronavirus Aid, Relief and Economic Security Act (CARES Act) and administered by the U.S. Small Business Administration (SBA). Auburn Savings Bank (the Lender) processed and funded the PPP loan. The loan bears interest at 1%, with principal and interest payments deferred for the ten months following the end of the covered period. After that, the loans and interest would be paid back over a period of 18 months if the loans are not forgiven under the terms of the PPP. When the Company applied for the loans, management believed they would qualify to have the loans forgiven under the terms of PPP. The Company formally submitted the application for forgiveness and the loan was forgiven for the full amount of $320,480 in December 2020. Total forgiveness of $320,480 is included in the accompanying statement of operations as other income for the year ended December 31, 2020.

(6)	SUBSEQUENT EVENTS

Management has evaluated subsequent events through September 30, 2021 the date the financial statements were available to be issued.

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